Exhibit 99.1

Harnessing the Power of Jasper’s Differentiated c - Kit Therapeutic Approach Nasdaq: JSPR June 2023

Safe Harbor Statements Briquilimab is an investigative drug and is not approved for any indication 2 Forward - Looking Statements This investor presentation and any accompanying oral presentation (together, this “Presentation”) contain forward - looking statements . All statements other than statements of historical fact contained in this Presentation, including statements regarding the future opportunities and prospects of Jasper Therapeutics, Inc . (together with its subsidiary, “Jasper” or the “Company”), including milestones, potential regulatory filings and the anticipated timing thereof, patient enrollment, future timelines, business strategy, and plans and objectives for future operations, are forward - looking statements . Jasper has based these forward - looking statements on its estimates and assumptions and its current expectations and projections about future events . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s Annual Reports on Form 10 - K for the year ended December 31 , 2022 , Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that the Company has subsequently filed or may subsequently file with the SEC . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Accordingly, you should not rely upon forward - looking statements as predictions of future events . Jasper undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper’s expectations . Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources . Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation . Such data involves risks and uncertainties and is subject to change based on various factors . Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

Briquilimab is an anti c - Kit antibody for acute and chronic therapy in multiple mast and stem cell diseases Clinical validation in 5 for 5 transplant indications Therapeutic development in chronic disease Chronic Spontaneous Urticaria (CSU) Expected Start Q4 2023 Low to Int. Risk MDS Enrollment ongoing Expansion opportunities: chronic inducible urticaria, allergic asthma, prurigo nodularis, eosinophilic esophagitis Efficient development with near - term catalysts Sickle cell disease (SCD) Severe combined immunodeficiency (SCID)_ Fanconi anemia (FA) Acute myeloid leukemia (AML) Myelodysplastic syndrome (MDS) Initial data expected: Late 2023: Lower to Int. Risk MDS Mid 2024: CSU Briquilimab is an investigative drug and is not approved for any indication 3 SCID BLA submission targeted for 2024 / 2025 Multiple transplant studies currently funded and run by partners

Tyrosine kinase KIT plays a central role in regulating mast and stem cell survival Play a key role in immune system through the release of compounds that induce inflammation (degranulation) Unregulated mast cell activation may cause episodes of hives and inflammation (i.e. Chronic Urticaria) Mast Cells Briquilimab blocks c - Kit signaling and may lead to lasting depletion of mast cells in Chronic Urticaria and other mast cell diseases Stem Cells Hemopoietic stem cells are the pluripotent cells that drive ongoing production of red blood cells, platelets and immune cells Many blood cancers and genetic diseases can be cured by depleting diseased stem cells and replacing with donor or gene modified stem cells Briquilimab can be added to existing transplant regimens to block c - Kit signaling on stem cells and potentially deliver more effective transplants Mast Cell Blocking c - Kit signaling depletes Briquilimab is an investigative drug and is not approved for any indication 4 mast cells c - Kit

Briquilimab is optimally designed to directly block c-Kit signaling

Briquilimab

Blocks SCF binding to c-Kit (CD117) to directly inhibit receptor signaling


Briquilimab
SCF
c-KIT (CD117)

Validated Mechanism of Action

Briquilimab is designed to directly block SCF from binding to c-Kit (CD117) with high affinity and avidity

- Aglycoslyated IgG1 antibody directly inhibits stem cell factor from binding to the c-Kit receptor on mast and stem cells
- Inhibition of SCF signaling leads to depletion of mast cells in the skin and hematopoietic stem cells in the bone marrow
- Wide therapeutic potential across a range of mast and stem cell-mediated diseases

Favorable Drug Properties

- Kd < 5pM affinity to human c-Kit with IC50 ~ 70pM
- Human mast cell survival bioassay IC50 ~12.5nM
- No Fc mediated ADCC or complement mediated cytotoxicity which reduces risk of adverse effects related to express CD117
- Human clinical data as IV or Sub-Q delivery

Encouraging Clinical Profile

- Predictable clearance from ages 3yrs to 79yrs, no need to monitor PK
- Demonstrated single agent lasting depletion of mast cells
- Demonstrated efficacy in 5 clinical transplant studies
- No briquilimab-related SAEs reported

Jasper THERAPEUTICS INC.

Briquilimab is an investigative drug and is not approved for any indication

5

Briquilimab Therapeutic Development Briquilimab is an investigative drug and is not approved for any indication 6

7 Briquilimab for Chronic Urticaria

Briquilimab c-Kit and mast cell activity

Activity Assay	Result
Binding affinity to human c-Kit Fc dimer	Kd < 5 pM
Biacore assessment of c-Kit signaling neutralization	Ki 70pM
Human mast cell c-Kit phosphorylation bioassay	IC_{50} 1.8nM
Human mast cell survival bioassay	IC_{50} 12.5nM
Monkey mast cell cutaneous wound proliferation assay	Vehicle: 150% increase in tryptase positive mast cells JSP191 (0.3, 1.0, 3.0 mg/kg): 50% reduction vs. baseline
Monkey basal mast cell depletion model	JSP191 (0.3, 1.0, 3.0 mg/kg): 16-21% depletion
Monkey lung mast cell depletion model	JSP191 (0.3, 1.0, 3.0 mg/kg): Dose dependent depletion

Source: Amgen internal data

Jasper THERAPEUTICS INC.
Briquilimab is an investigative drug and is not approved for any indication
8

9 Briquilimab is an investigative drug Source: Amgen Research Report 2006488 Briquilimab mast cell depletion in non - human primates following cutaneous wound injury and is not approved for any indication

Briquilimab mast cell depletion in lungs of non - human primates Briquilimab is an investigative drug and is not approved for any indication 10 Source: Amgen research report R2006481

Briquilimab can be dosed IV or subcutaneously (SQ) Briquilimab IV serum concentrations Concentration of JSP191 in Serum (ng/mL) 0 7 14 Time (days) 21 1 10 100 1000 10000 100000 - 0001 (0.1 mg/kg) - 0002 (0.1 mg/kg) - 0003 (0.1 mg/kg) - 0004 (0.3 mg/kg) - 0006 (0.3 mg/kg) - 0008 (0.3 mg/kg) - 0013 (0.3 mg/kg) - 0014 (0.3 mg/kg) - 0015 (0.3 mg/kg) - 0011 (0.6 mg/kg) - 0016 (0.6 mg/kg) - 0007 (1 mg/kg) - 0009 (1 mg/kg) - 0010 (1 mg/kg) Briquilimab subcutaneous serum concentrations Briquilimab is an investigative drug and is not approved for any indication 11 Source: Jasper SCID Study, Amgen Phase I Study Data

12 Briquilimab is an investigative drug and is not approved for any indication Phase I: Briquilimab robustly depletes tryptase and c - Kit positive skin mast cells *Punch Biopsy Wound Model Source: Amgen Phase 1a (SAD = 71 briquilimab patients; MAD = 8 briquilimab patients) Briquilimab Phase 1a (N=71): Reduction in SCF (c - Kit) positive and Tryptase positive mast cells in punch biopsy wound model c - Kit + Mast Cells Tryptase+ Mast Cells

13 Briquilimab is an investigative drug and is not approved for any indication Celldex’s barzolvolimab has demonstrated proof - of - concept of c - Kit signal blockade for Chronic Spontaneous Urticaria patients Source: Celldex AAAAI February Presentation (February 2023) Barzolvolimab Phase 1b MAD (IV) Shows Efficacy in Chronic Spontaneous Urticaria Patients

14 Briquilimab is an investigative drug Potential initial clinical study for Briquilimab in Chronic Spontaneous Urticaria Chronic Spontaneous Urticaria (CSU) • H1 - antihistamines refractory • Xolair - naïve and/or Xolair - failed Patient Population • 20 - 40 patients Expected Enrollment • 12 - 18 months Study Duration • Incorporating recent FDA guidance on study design • Targeting Q3 2023 IND with Q4 2023 Study Start Timing • Randomized, Placebo - Controlled • Test multiple ascending doses/frequencies • 12 - week activity assessment with potential study expansion Trial Design • PK/PD • Safety and tolerability • Urticaria Activity Score (UAS7) • Itch Severity Score (ISS7) • Hives Severity Score (HSS7) • Angioedema Activity Score (ASS7) Endpoints and is not approved for any indication

Key points of differentiation between Briquilimab and Barzolvolimab (CDX-0159)

Key Similarities

1. **Antibody design**
   - Both antibodies are aglycosylated, humanized IgG1 monoclonal antibodies
2. **c-Kit (CD117) signal blockade**
   - Both antibodies block c-Kit signaling on mast cells
3. **On-target depletion of mast cells**
   - Phase 1a data suggests similar, dose-dependent depletion of c-Kit positive and tryptase positive mast cells in the skin

Key Differences

1. **Briquilimab directly blocks SCF binding**
   - Direct and complete blockage of ligand binding to the c-Kit receptor
2. **Improved PK clearance**
   - Briquilimab's improved PK clearance may minimize unwanted effects on other c-Kit positive cells
3. **Potential first to market anti c-Kit mAb**
   - Briquilimab SCID indication with potential BLA filing in 2024 / 2025

Source: Alvarado et al Allergy 2022:00:1-11; Maurer et al AAAAI, February 2022; Celldex EAACI 2022 Presentation (June 30, 2022), Jasper Internal Data

Jasper THERAPEUTICS INC.

Briquilimab is an investigative drug and is not approved for any indication

15

Chronic urticaria represents a significant and expanding market, with estimated 1+ million potential patients

TREATED POPULATION
G6 nations (~2/3 of CU)

ANTIHISTAMINE-FAILED, BIOLOGIC-ELIGIBLE
~40% of patients are not well-controlled with antihistamines

XOLAIR-FAILED
- ~13% of biologic-eligible patients receive Xolair (~$2K/mo.)
- ~1/3 of patients have an inadequate response to Xolair


CSU
CIndU
2.1M
per year
1M
per year
850K
400K
37K
1M+
Potentially Briquilimab Eligible

TREATED POPULATION
G6 nations (~1/3 of CU)

ANTIHISTAMINE-FAILED
~40% patients not well-controlled with antihistamines*

NO APPROVED THERAPIES

Given Xolair's low penetration, experts believe the antihistamine-failed market is poised for significant growth

Jasper THERAPEUTICS INC.

Source: Market research conducted by Novartis (presentation in 2021)

Briquilimab is an investigative drug and is not approved for any indication

16

There is a significant unmet need for Chronic Urticaria patients who fail antihistamines – safer, more effective therapies are needed

Chronic Urticaria
1.5-3 million cases in the US[1]

Population	Approved Therapies[2]	Limitations
H-1 Antihistamines	• Zyrtec • Claritin	• **30-50% of patients are still uncontrolled** after FDA-approved doses[2]
Antihistamine-Failed	• **Xolair** (only approved agent in CSU; 2014)* • ***Non-approved agents:*** *cyclosporine, montelukast, dapsone**	• **20-40% of patients have an inadequate response to Xolair**[3] • Low penetration rate of Xolair (~13%) due to black box warning for anaphylaxis[4]

Significant unmet need in Chronic Urticaria patients who fail antihistamines
Safer, more effective therapies are needed to meet market potential

*Montelukast = Leukotriene receptor antagonist; cyclosporine = immunosuppressant; dapsone = sulphone
Sources: [1] GlobalData; [2] Zuberbier T, et al. (2021) *European Journal of Allergy and Clinical Immunology;* [3] Omalizumab prescribing information; [4] Market research conducted by Novartis (presentation in 2021).

Jasper THERAPEUTICS INC.

Briquilimab is an investigative drug and is not approved for any indication

17

Briquilimab has the potential to expand beyond Chronic Urticaria into other mast cell-mediated and inflammatory diseases

Mast Cell-Mediated Diseases (Addressed by c-Kit Inhibition)

Chronic Inducible Urticaria

Patients are inadequately controlled by antihistamines; only approved biologic therapy (Xolair) has significant safety concerns[5]

- ***CIndU:*** *80K patients biologic-eligible (US)*[1,5]

Severe Asthma

Life-threatening disease with no approved biologics for ~50% of patients who lack Type 2-high disease[5]

- ***Severe Asthma:*** *500K patients biologic-eligible (US)*[2,5]

Other Mast Cell Diseases

Numerous mast-cell mediated diseases are still inadequately controlled by current treatment options[5]

- ***Prurigo Nodularis:*** *75K patients biologic-eligible (US)*[3,5]
- ***Eosinophilic Esophagitis:*** *50K patients biologic-eligible (US)*[4,5]

Source: [1] GlobalData; [2] Hekking, PW, et al. American Academy of Allergy, Asthma & Immunology, 2014; [3] Stander S, et al. American Academy of Dermatology, 2020; [4] Dellon ES, Gastroenterol Clin North Am., 2014; [5] Physician interviews conducted by Jasper in 2022

Jasper THERAPEUTICS INC.

Briquilimab is an investigative drug and is not approved for any indication

18

19 Briquilimab for Lower to Intermediate Risk MDS

20 Briquilimab is an investigative drug and is not approved for any indication Briquilimab’s ability to directly deplete cancerous stem cells may be leveraged as a disease - modifying therapeutic in lower to intermediate risk MDS patients LR - MDS: Lower - Risk Myelodysplastic syndromes Normal HSCs MDS HSCs Briquilimab Briquilimab administered in a LR - MDS patient Shift of HSCs towards normal hematopoiesis Patients are currently managed with supportive / stimulating therapies that do not target diseased cells “ There is a tremendous unmet need for new treatments for MDS; rates of relapse are high, and many patients are not eligible for existing approved therapies...” - Platzbecker et al., 2021 Leukemia

21 Briquilimab is an investigative drug and is not approved for any indication Briquilimab depletion may enable healthy HSCs to take over the bone marrow niche and restore functional hematopoiesis 1 Kwon et al, Blood 2019 2 Amgen Phase I healthy volunteer data (unpublished) Briquilimab depletion and rebound of healthy HSCs 2 Reticulocytes MDS cells are depleted and stay depleted Healthy HSCs are depleted, recover and expand Human MDS chimerismin BM 25% 20% 15% 10% 5% 0% d0 d21 12 weeks * * MDS 5 MDS 5 MDS 3 MDS 3 MDS 6 MDS 6 Briquilimab lasting depletion of MDS cells in Xenograft model 1 30%

22 Briquilimab is an investigative drug A Phase I open - label, dose - escalation, safety and tolerability study of briquilimab as a second line therapy in patients with lower - risk myelodysplastic syndrome HI - E: Hematologic Improvement - Erythroid; Hematologic Improvement - Platelet; Hematologic Improvement - Neutrophil (IWG 2018 criteria) Key Assessments • Primary Objectives: Safety, tolerability and DLT of MAD briquilimab • Secondary Objectives: PK, Efficacy by HI - E/HI - P/HI - N and duration of response, reduction in RBC transfusions, ORR and duration of response by IWG 2006, progression free survival • Exploratory: Depletion of leukemic stem & progenitor cells, hematopoietic stem & progenitor cells, molecular characteristics of LSCs/HSCs/HPCs, cytokine profile, briquilimab immunogenicity Population • IPSS - R very low, low or intermediate risk MDS patients • RBC transfusion dependence, thrombocytopenia or neutropenia Single Arm Design • Dosing: 4 cohorts – 0.3 mg/kg (w/ sentinel dose of 0.1 mg/kg), 0.6 mg/kg, 0.9 mg/kg, 1.2 mg/kg • Dose cycles: Every 8 weeks • Size: 3 - 6 per cohort and is not approved for any indication

Lower to intermediate risk MDS market opportunity MDS INCIDENCE (G7) 1 ~32,000 Lower to Intermediate Risk MDS (IPSSR ≤3.5)* 2,3 ~22,500 (70%) RBC - Transfusion Dependent 4,5 ~11,250 (50%) Erythropoietin Stimulating Agent (ESA) Market Briquilimab is an investigative drug and is not approved for any indication 23 *Median survival for very low and low risk MDS is 8.8 years and 5.3 years, respectively. Sources: [1] Lubeck 2016, Blood; [2] GlobalData; [3] Greenberg 2012, Blood; [4] de Swart 2015, BJHaem; [5] de Swart 2020, Haematologica

Briquilimab Transplant Development Briquilimab is an investigative drug and is not approved for any indication 24

25 Sickle Cell & Beta Thalassemia

Phase I: Addition of briquilimab to non-myeloablative hematopoietic cell transplantation for Sickle Cell Disease and Beta-Thalassemia

SCD patients

- High-risk SCD
- 6/6 HLA matched family donor available

Single Arm Trial Design



Briquilimab
0.6 mg/kg
Alemtuzumab
TBI
300cGy
Sirolimus
Donor Cells
-11
-7
-6
-5
-4
-3
-2
-1
0

Study Endpoints

- Percent myeloid (CD14/15) chimerism
- Donor stem cell engraftment
- Safety / GVHD

- Sickle cell disease (SCD) is a group of inherited red blood cell / hemoglobin disorders; patients with SCD have misshapen red blood cells, which prevents normal cell function / behavior
- Patients typically develop chronic problems such as renal disease, lung disease, and pulmonary hypertension, putting them at high risk for complications when treated with chemotherapy / radiation
- The NHLBI (NIH) is studying a briquilimab combination with alemtuzumab, low-dose irradiation, sirolimus + HSCT to potentially cure patients with sickle cell disease
- **First three briquilimab treated SCD patients have achieved successful transplant with 100% donor myeloid chimerism. All three patients have total hemoglobin above pre-transplant levels.**

Jasper THERAPEUTICS INC.
NCT05357482
Briquilimab is an investigative drug and is not approved for any indication
26

27 SCID

28 Briquilimab is an investigative drug Briquilimab conditioning for severe combined immunodeficiency (SCID) T - B - : A form of severe combined immunodeficiency (SCID) is the T cell - negative (T - ), B cell - negative (B - ) SCID phenotype Jasper SCID Strategy: • Establish Single Agent Activity POC • Focus on Re - transplant T - B - Subjects • FDA Supportive of Ultra - Orphan Data Package • Potential Priority Review Voucher and is not approved for any indication

29 Briquilimab is an investigative drug and is not approved for any indication Briquilimab SCID phase I results: Safety and tolerability to date Clinical Safety • No briquilimab - related serious adverse events (SAEs) • No myelosuppression • No significant infusion reactions Clinical Setting • Protocol amended to allow for outpatient administration of briquilimab • Based on safety and successful HSC engraftment in re - transplant SCID subjects, the study of briquilimab has been expanded to include newly diagnosed infants with SCID Source: Agarwal R, et al. Clinical Immunology Society Annual Meeting (CIS); 2022 Mar 31 - Apr 3; Charlotte, NC

Potential biologics license application (BLA) and PRV opportunity for briquilimab in SCID SCID is a lethal genetic immune disorder where HCT is the only proven cure Briquilimab is an investigative drug and is not approved for any indication 30 T - B - : A form of severe combined immunodeficiency (SCID) is the T cell - negative (T - ), B cell - negative (B - ) SCID phenotype Potential FDA filing strategy SCID re - transplant patients are ultra orphan, high unmet need population Focus on current clinical data with briquilimab in 10 SCID re - transplant T - B - patients o Immune reconstitution (chimerism, naïve T - cells) o Function immunity (reduction of IVIG, infections, response to vaccination) Additional longitudinal data in existing patients and separate natural history data Briquilimab granted Rare Pediatric Disease Designation in SCID and may be eligible for Priority Review Voucher (PRV) with approval

31 Fanconi Anemia

32 Briquilimab is an investigative drug Fludarabine Cyclophosphamide ► Fanconi is an inherited DNA repair deficiency that leads to progressive failure of hematopoietic stem and progenitor cells and transfusion dependency ► Allogeneic stem cell transplant is the only current cure, however Fanconi patients are highly susceptible to toxic side effects of conditioning with radiation or alkylating agents ► Successful allogeneic transplant will result in healthy bone marrow with normal DNA repair capabilities and normal blood cell counts ► Stanford is studying a briquilimab based conditioning regimen plus a TCRαβ+ T - cell/CD19+ B - cell Depleted Hematopoietic Graft to cure Fanconi patients with reduced risk of GVHD ► The first two patients have achieved 100% donor myeloid chimerism along with recovery of normal blood counts. To date, no GVHD or Veno - Occlusive Disease has been reported; grade 3 mucositis was observed. • Fanconi patients in bone marrow failure • > 5 / 10 HLA - matched related or unrelated donor • Safety • Donor stem cell engraftment • Restoration of blood counts Study Endpoints Single Arm Trial Design - 5 - 4 - 3 - 2 - 1 0 - 12 - 10 - 9 - 8 Briquilimab 0.6 mg/kg and is not approved for any indication ATG Rituxan Donor Cells Source: Agarwal R, et al. EBMT’s Inborn Errors Working Party Annual Meeting (IEWP); 2022 Sep 23 - Apr 25; Paris, France Phase I: Depleted donor stem cell transplant in children and adults with Fanconi Anemia after being conditioned with a regimen containing briquilimab

33 Briquilimab is an investigative drug Potential Fanconi Anemia development path for briquilimab Allogeneic stem cell transplant can restore bone marrow and blood formation in Fanconi Anemia patients Development strategy Continue to enroll under current protocol (n up to 12) Discuss path to BLA with FDA with 6 - month data in first three patients o Example: Rocket Pharmaceuticals has communicated that FDA guidance of gene therapy efficacy in at least 5 of 12 patients may be sufficient to support a potential BLA filing 1 Consider expansion to additional clinical sites following FDA discussion Successful development of briquilimab in Fanconi Anemia may lead to rare pediatric disease designation and a Priority Review Voucher 1. Rocket Pharmaceuticals January 2023 Investor Presentation and is not approved for any indication

Briquilimab development plan 2023 2024 2025 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q LR - MDS SCID Urticaria Additional LR - MDS Study (n=12 - 16) LR - MDS Expansion (n=40 - 50) Natural History Follow - Up BLA Submission (Rolling) IND Phase I /II MAD study (n=40) Sickle Cell Disease, Fanconi Anemia and Other Studies Funded and Executed by Academic and Institutional Partners Additional Re - transplant Patients Briquilimab is an investigative drug and is not approved for any indication 34

Harnessing the Power of Jasper’s Differentiated c - Kit Therapeutic Approach Nasdaq: JSPR June 2023

36 Briquilimab is an investigative drug and is not approved for any indication Additional Slides

37 AML / MDS

38 Briquilimab is an investigative drug and is not approved for any indication AML/MDS Study: Single agent briquilimab depletes diseased stem & progenitor cells in bone marrow in 5 to 7 days Muffly L et al. Tandem Meetings Transplantation and Cellular Therapy (TCT) 2022 April 23 - 26; Salt Lake City, UT Screening Marrow aspirate #2 Marrow aspirates collected at screening and prior to administration of Flu/TBI (prior to projected maximum briquilimab effect) Marrow aspirate #1 Transplant - 0% - 20% - 40% - 60% - 80% - 100% % Depletion of CD34+ CD45RA - CD117+ cells Stem and progenitor cell depletion following briquilimab 0.6 mg/kg single dose in AML/MDS patients (% Myeloid chimerism at last follow up)

39 Briquilimab is an investigative drug and is not approved for any indication Briquilimab based conditioning demonstrates donor cell takeover of bone marrow stem cells and elimination of detectable cancer in older patients Donor cell takeover of the bone marrow (Median donor chimerism) Clearance of detectable cancer (Measurable residual disease by flow cytometry) 82% 18% Briquilimab/Flu/TBI n=11 100% MRD Positive MRD Negative 56% 44% Flu/TBI n=41 1 100% MRD positive MRD negative 0 28 56 90 180 Days after HSCT 360 0 20 40 60 80 100 Myeloid Chimerism Percent donor CD15+ cells 0 28 56 90 180 Days after HSCT 360 0 20 40 60 80 100 T Cell Chimerism Percent donor CD3+ cells [1] Paras G, Morsink LM, Othus M, et al. Conditioning intensity and peritransplant flow cytometric MRD dynamics in adult AML. Blood. 2022;139(11):1694 - 1706

Multimodality Measurable Residual Disease (MRD) in AML patients

Cytogenetics, Flow Cytometry, Next Generation Sequencing



SCRN
TD28
TD56
TD90
TD180
TD360
MRD+ MRD+ MRD+ NEG NEG NEG
MRD+ MRD+ MRD+ NEG MRD+ Relapse
MRD+ MRD+ MRD+ MRD+ NEG NRM (acute GVHD)
MRD+ NEG MRD+ MRD+ MRD+*
MRD+ NEG NEG NEG NEG
MRD+ MRD+ NEG NEG NEG
NEG NEG NEG QNS Relapse
MRD+ NEG NEG NEG
NEG NEG MRD+ NEG
MRD+ NEG NEG NEG NEG
MRD+ MRD+ MRD+ Relapse
NEG NEG NEG NEG NEG

- MRD clearance in 6 of 9 (67%) at last follow-up
- Median time to MRD negativity: 90 days post-HCT
- 8 of 12 (67%) alive and MRD negative @ 1 yr post-HCT

MRD+	By NGS only
MRD+	By Flow only
MRD+	By Flow and NGS
NEG	MRD negative by all assays

* MRD+ for DNMT3A only

= completed study = off study

Briquilimab (JSP191) is an investigational agent and not approved for any indication.

QNS = quantity not sufficient

Outcomes in AML patients N = 12, complete 1 year follow - up Patients with AML (N=12) 8 (67%) Alive without AML @ 1 yr 8 (67%) Alive and AML MRD negative @ 1 yr 6 (50%) Alive without AML and off immunosuppression @ 1 yr Days Post - HCT Days Post - HCT 8 10 12 No. at risk: 8 11 12 No. at risk: Overall Survival 0 90 180 270 360 0.0 0.2 0.4 0.6 0.8 1.0 Probability Relapse - Free Survival 1.0 0 90 180 270 360 0.0 0.2 0.4 0.6 0.8 Probability Briquilimab (JSP191) is an investigational agent and not approved for any indication.

GVHD in AML patients N = 12, complete 1 year follow - up Patients with AML (N=12) Acute GVHD (per MAGIC) 3 (25%) Grade 2 - 4 2 (17%) Grade 2 1 (8%) Grade 3 0 (0%) Grade 4 Chronic GVHD (per NIH Consensus) 0 (0%) Mild 4 (33%) Moderate 0 (0%) Severe Grade 2 - 4 aGVHD Moderate - Severe cGVHD 0 Briquilimab (JSP191) is an investigational agent and not approved for any indication. 90 180 270 Days Post - HCT 360 60 40 20 0 80 100 Cumulative Incidence of GVHD

Summary: Subanalysis of AML Patients (N=12) Enrolled in Phase I Trial with Full 1 Year Follow - up • 0.6 mg/kg briquilimab demonstrated predictable clearance, allowing safe and effective donor cell infusion 9 - 14 days after briquilimab • RFS 67%, OS 75%, NRM 8% @ 1 yr post - HCT, with low rates of GVHD • 67% alive without evidence of AML MRD @ 1 yr post - HCT • MRD clearance observed in 6 of 9 patients at last available follow - up, with median time to MRD negativity of 90 days post - HCT • Briquilimab/Flu/TBI is a novel conditioning regimen that appears safe, well - tolerated, has on target effects on HSPC depletion, permits full donor myeloid chimerism, and results in promising MRD clearance in older AML in CR patients Briquilimab (JSP191) is an investigational agent and not approved for any indication.

44 Briquilimab is an investigative drug and is not approved for any indication No briquilimab - related SAEs, no 100 - day transplant related mortality and proof of concept for outpatient stem cell transplant Clinical Safety • No briquilimab - related SAEs • No significant briquilimab infusion reactions • One subject with refractory late onset grade 3 acute GI GVHD • One subject with secondary graft failure • No 100 - day transplant - related mortality • No significant mucositis, hypersensitivity, hepatotoxicity, or other organ damage Clinical Setting • Protocol allows for outpatient conditioning • 14 subjects given outpatient briquilimab along with outpatient transplant SAE: Serious Adverse Event; GI - GVHD: Gastrointestinal Graft vs. Host Disease NCT04429191

45 Briquilimab is an investigative drug and is not approved for any indication 0.6 mg/kg IV Briquilimab Pharmacokinetics: consistent and predictable clearance 300 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Time (days) 30000 10000 3000 1000 Concentration of JSP191 in Serum (ng/mL) Muffly L et al. Tandem Meetings Transplantation and Cellular Therapy (TCT) 2022 April 23 - 26; Salt Lake City, UT 95% CI

46 Preclinical

Briquilimab 6-month non-human primate (NHP) toxicology study

- 4 groups (control, 1, 30, 300 mg/kg weekly subcutaneous), n=8 to 12 per group, 50% female
- Dosing for 26 weeks followed by 32-week treatment-free phase
- Test article-related clinical signs: Paleness of skin and fur in all males and females given 30 or 300mg/kg
- Test related clinical pathology effects:
  - Adverse hematology change due to decrease in absolute reticulocyte counts and red cell mass at 30 and 300 mg/kg weekly
  - Adverse effect on sperm motility, density, morphology; decreased weight of epididymis and testes; germ cell loss in epididymis and testes
  - Increased platelet counts in 30 and 300 mg/kg group
  - Decreased number of colonic mast cells
  - All clinical pathology resolved by end of 32-week treatment-free phase
- Anti-drug antibodies: Binding antibodies detected in 13/28 (46%) dosed animals of which 6 also tested positive for neutralizing antibodies

Source: Amgen Report 109076

Jasper THERAPEUTICS INC.

Briquilimab is an investigative drug and is not approved for any indication

47

Reticulocytes and Hemoglobin Levels – 6mo NHP toxicology study Briquilimab is an investigative drug and is not approved for any indication 48 Source: Amgen Report 109076

White Blood Cells – 6mo NHP toxicology study 0 5 10 15 20 25 WBC E3/uL Males 0 mg/kg 1 mg/kg 30 mg/kg Pre 15 Pre 22 Dose Dose Dose Dose Dose Dose Dose Dose Post 29Post 57Post 85 Post Post Pose Post Post 15 29 57 85 113 141 169 183 113 141 169 197 225 300 mg/kg 0 5 10 15 20 25 Pre 15 Pre 22 Dose 15 Dose 29 Dose 57 Dose 85 Dose Dose Dose Dose Post 29 Post 57 Post 85 Post Post Pose Post Post 113 141 169 197 225 WBC E3/uL Females 113 141 169 183 0 mg/kg 1 mg/kg 30 mg/kg 300 mg/kg Briquilimab is an investigative drug and is not approved for any indication 49 Source: Amgen Report 109076

50 Phase I Healthy Volunteers

* All mild (Grade 1) AEs except for two Grade 2 events Briquilimab is an investigative drug and is not approved for any indication 51 Briquilimab (JSP191/AMG191) Phase I SAD Study: Adverse events of interest

Phase I – Human SAD Briquilimab is an investigative drug and is not approved for any indication 52

Phase I – Human SAD Study Day Briquilimab is an investigative drug and is not approved for any indication 53

MAD – Grade 3 adverse event

One subject reported an allergic reaction 36 hours after 2nd dose in cohort 1 (14 mg q2w)

- Urticaria, facial angioedema, no respiratory symptoms, no clinically relevant changes in vital signs
- No previous report of urticaria or angioedema
- Treatment with promethazine 25 mg and prednisone 40 mg, cetirizine 10 mg
- Within 15 hours, urticaria symptoms resolved and angioedema improved (mild periorbital and upper lip swelling)
- Urticaria returned the following day despite continued cetirizine and resolved following additional treatment with prednisone
- Subject received no further briquilimab/placebo

Jasper THERAPEUTICS INC.
Briquilimab is an investigative drug and is not approved for any indication
54

Phase I: Healthy volunteer immunogenicity summary Briquilimab is an investigative drug and is not approved for any indication 55 • Pre - existing ADAs: 2/77 (Briquilimab (AMG191) treated subjects) • Developing ADAs: 13/77 • Neutralizing ADAs: 8/77 • Post - dose ADAs seen in subjects given 20mg SC or greater, but no clear relationship to dose or results of punch biopsy wound model